Inventories	12 Months Ended
Dec. 31, 2021
Inventories [Abstract]
Inventories	Inventories:

	December 31, 2021	December 31, 2020
Raw materials and consumables	$22,395	$11,879
Work-in-progress	19,795	8,330
Finished goods	5,350	3,746
Service inventory	3,978	4,567
	$51,518	$28,522

In 2021, the amount of raw materials and consumables, finished goods and work-in-progress recognized as cost of product and service revenues amounted to $60,803,000 (2020 - $49,710,000).
In 2021, the write-down of inventories to net realizable value amounted to $1,246,000 (2020 - $1,888,000) and the reversal of previously recorded write-downs amounted to $136,000 (2020 - $434,000), resulting in a net write-down of $1,110,000 (2020 - $1,454,000). Write-downs and reversals are included in either cost of product and service revenues, or research and product development expense, depending on the nature of inventory.